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                                                                    Exhibit 10.6


                            SUBORDINATION AGREEMENT
                            -----------------------


     THIS SUBORDINATION AGREEMENT (this "Agreement") is made as of the ____ day of August, 2000, by and between PEOPLE'S BANK, a Connecticut banking corporation ("Lender"), KENNETH KARLAN, MARILYN KARLAN and PETER NISSELSON, each an individual (collectively "Subordinating Creditors" and individually a "Subordinating Creditor") and STAR STRUCK, INC., a Connecticut corporation ("Borrower").

                                   RECITALS
                                   --------

     Lender has made certain revolving credit loans to Borrower (collectively, the "Loans") which Loans are evidenced and/or secured by (i) a certain Loan Agreement by and between Lender and Borrower dated as of October 29, 1998 (as amended and in effect from time to time, the collectively, "Loan Agreement") and
(ii) certain other documents evidencing, securing, guaranteeing or otherwise executed in connection with the Loans (collectively with the Loan Agreement, the "Senior Loan Documents").

     Subordinating Creditors have made a subordinated loan to Borrower in the aggregate principal amount of $[1,000,000.00] (the "Subordinated Loan"). The Subordinated Loan arises under or is evidenced and/or secured by (i) certain Promissory Notes dated August __, 2000 from Borrower in favor of each Subordinating Creditor (the "Note") and (ii) certain other documents evidencing, securing, guaranteeing or otherwise executed in connection with the Subordinated Loan (collectively with the Note, the "Subordinated Loan Documents").

     All terms capitalized herein and not otherwise defined shall have the meaning ascribed to them in the Loan Agreement.

     Any loans made prior to, on or following the date hereof by any Subordinating Creditor to Borrower shall be referred to herein in the singular or collectively as the "Subordinated Loan" and any promissory notes evidencing loans made prior to, on or following the date hereof by any Subordinating Creditor to Borrower shall be referred to herein in the singular or collectively as the "Subordinated Note". All terms capitalized herein and not otherwise defined shall have the meaning ascribed to them in the Loan Agreement.

     In order to induce Lender to continue the Loans to Borrower, each Subordinating Creditor has agreed to enter into this Agreement with Lender.

                                      -1-
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     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

     1.   DEFINITIONS. The following terms shall have the following meanings:
          -----------

          Collateral.  Any and all real and personal property which now
          ----------
constitutes or hereafter will constitute collateral or other security for payment of the Senior Debt and/or the Subordinated Claims.

          Obligations.  All principal, interest, fees, charges, collateral
          -----------
protection expenses, enforcement costs and other sums (in each case whether pre-or-post petition) due or to become due and payable by Borrower to Lender under or in respect of the Senior Loan Documents.

          Senior Debt.  (a) The Obligations and (b) any and all indebtedness of
          -----------
Borrower to Lender or any additional or successor lending institution or institutions arising out of any modification, extension, renewal, increase or refinancing of any of the Obligations.

          Subordinated Claims.  All monetary claims of Subordinating Creditors
          -------------------
against Borrower created or evidenced by or relating to the Subordinated Loan or the Subordinated Note.

     2.   GENERAL. The Subordinated Claims and the Subordinated Note shall be
          -------
and hereby are subordinated to the Senior Debt. Notwithstanding the foregoing and subject to the provision of Section 4, Borrower may make and Subordinating Creditors may receive (i) regularly scheduled quarterly interest payments and
(ii) following the third anniversary of the date of this Agreement, one or more principal payments in respect of Subordinated Claims, so long as, at the time of each such payment (x) Borrower would be entitled to borrow at least $1.00 under the Loans after giving effect to such payment and (y), no Default or Event of Default shall have occurred and be continuing under the Senior Loan Documents or would occur after giving effect to such payment.

     3.   ENFORCEMENT.  Subordinating Creditors will not assert, collect (except
          -----------
for receipt of payments as and when permitted under paragraph 2), make demand under, accelerate or enforce the Subordinated Note or take any action to realize upon any of the Subordinated Claims or any collateral therefor or enforce the Subordinated Note, whether by legal process, exercise of rights of set-off, exercise of any rights or remedies (including without limitation, prejudgment remedies) or otherwise until the full, final and indefeasible payment in cash of the Senior Debt, except to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation.

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     If at the time that each Subordinating Creditor initiates any enforcement action permitted by the Agreement, Lender has also initiated action against Borrower, or Lender thereafter initiates such action, the Subordinating Creditor agrees to permit Lender to control the process of liquidating the Collateral in accordance with the terms and conditions contained in the Loan Documents and as more specifically provided in Section 9 hereof.

     4.   PAYMENTS HELD IN TRUST; TURNOVER.  Each Subordinating Creditor will
          --------------------------------
hold in trust and immediately pay over to Lender, in the same form of payment received, for application, in the case of cash, upon the amount of the Senior Debt and, in the case of non-cash assets, as additional collateral for the Senior Debt, any amount that Borrower pays to such Subordinating Creditor with respect to the Subordinated Note or any assets of Borrower that such Subordinating Creditor may receive with respect to any of the Subordinated Claims, other than those sums expressly permitted to be paid by Borrower to a Subordinating Creditor pursuant to Section 2.

     If (i) any payment, distribution or security, or the proceeds of any thereof, shall be collected or received by a Subordinating Creditor in contravention of any of the terms of this Agreement and prior to the indefeasible payment in full in cash of the Senior Debt or (ii) Lender notifies a Subordinating Creditor in writing, within sixty (60) days following the day on which such payment, distribution or security is so collected or received by such Subordinating Creditor, that such payment, collection or receipt is or was in contravention of this Agreement or that an Event of Default under the Loan Documents existed or would have been deemed to exist (based on financial statements or compliance certificates provided by the Borrower or otherwise) as of the date of such payment, collection or receipt, then the holder thereof will forthwith deliver such payment, distribution, security or proceeds to Lender in the same form of payment received, for application, in the case of cash, upon the amount of the Senior Debt and, in the case of non-cash assets as additional collateral for the Senior Debt, and, until so delivered, the same shall be held in trust by such holder as the property of Lender.

     5.   DEFENSE TO ENFORCEMENT.  If any Subordinating Creditor, in violation
          ----------------------
of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against Borrower, then Borrower may interpose as a defense or plea the making of this Agreement, and Lender may intervene and interpose such defense or plea in its name or in the name of Borrower. If a Subordinating Creditor, in violation of this Agreement, shall attempt to collect any of the Subordinated Claims or to enforce the Subordinated Note, then Lender or (as the case may be) Borrower may, by virtue of this Agreement, restrain the enforcement thereof in the name of Lender or in the name of Borrower. If a Subordinating Creditor, in violation of this Agreement, obtains any cash or other assets of Borrower as a result of any administrative, legal or equitable actions, or otherwise, such Subordinating Creditor agrees forthwith to pay, deliver and assign to Lender any such cash or other assets for application, in the case of cash, upon the amount of the Senior Debt and, in the case of non-cash assets, as additional collateral for the Senior Debt.

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     6.   BANKRUPTCY, ETC.  At any meeting of creditors of Borrower or in the
          ----------------
event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of Borrower or the proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of Borrower or its business, a receivership, insolvency or bankruptcy proceeding, an assignment for the benefit of creditors or a proceeding by or against Borrower for relief under any bankruptcy, reorganization or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or otherwise, Lender is hereby irrevocably authorized at any such meeting or in any such proceeding to receive or collect any assets of Borrower distributed, divided or applied by way of dividend or payment, or any securities issued (other than any securities issued upon conversion of the Subordinated Note pursuant to Section 4 thereof), on account of any Subordinated Claims and apply the same, or the proceeds of any realization upon the same that Lender in its discretion elects to effect, to the Senior Debt until all Senior Debt shall have been paid in full in cash, rendering any surplus to Subordinating Creditors. In the event and during the continuation of any proceeding, Subordinating Creditors shall not (i) object to or oppose any cash collateral order approved by the Lender provided such order is not inconsistent with this Agreement (ii) challenge, oppose, or otherwise seek to alter or modify the priority of liens in the Collateral established by this Agreement or otherwise, (iii) challenge this Agreement or seek to have any of its material terms declared invalid or unenforceable, or (iv) join with the Borrower or any of its affiliates or with any other group or class of creditors in a "cramdown" plan or in the filing of an involuntary petition in bankruptcy against the Borrower.

     7.   FREEDOM OF DEALING.  Each Subordinating Creditor agrees, with respect
          ------------------
to the Senior Debt and any and all collateral therefor or guaranties thereof, that Lender may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with Borrower and all other persons without the consent of Subordinating Creditor and without affecting the agreements of Subordinating Creditor hereunder.

     8.   TERMINATION: FINAL PAYMENT.  This Agreement shall continue in full
          --------------------------
force and effect, and the obligations and agreements of Subordinating Creditors and Borrower hereunder shall continue to be fully operative, until all of the Senior Debt shall have been paid and satisfied in full in cash and such full payment and satisfaction shall be final and not avoidable. To the extent that Borrower makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from Lender, an Event of Default shall

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be deemed to have existed and to be continuing from the date of Lender's initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to Lender. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Claims. To the extent that a Subordinating Creditor has received any payments with respect to any of the Subordinated Claims subsequent to the date of Lender's initial receipt of such Voided Payment, such Subordinating Creditor shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of Lender and such Subordinating Creditor hereby agrees to pay to Lender, upon demand, the full amount so received by Subordinating Creditor during such period of time to the extent necessary to fully restore to Lender the amount of such Voided Payment.

     9.   PRIORITY OF PERFECTION; FURTHER ASSURANCES.  The Senior Debt, and any
          ------------------------------------------
and all other documents and instruments evidencing or creating the Senior Debt and all mortgages, security agreements, pledges and other collateral securing the Senior Debt shall be senior to the Subordinated Claims and the Subordinated
Note irrespective of the time of the execution, delivery or issuance of any thereof or the filing or recording for perfection of any thereof or the filing of any financing statement or continuation statement relating to any thereof. Except as otherwise permitted by Lender, the Subordinated Note and each other document, agreement or instrument evidencing or securing the Subordinated Claims (collectively with the Subordinated Note, the "Subordinated Documents") and entered into after the date hereof shall expressly refer therein to this Agreement and shall specifically state that a copy of this Agreement is on file with Borrower and Lender and is available for inspection at Borrower's and Lender's offices. Each Subordinating Creditor hereby agrees to execute such other documents or instruments as may be requested by Lender further to evidence, or evidence of record, the agreement of Subordinating Creditor herein contained or to perfect or preserve the rights of Lender hereunder. At any time during which all or any part of the Senior Debt remains outstanding, and whether or not the same is then due and payable, the proceeds of any sale, disposition or other realization by Lender or other party hereto (or any agent therefor) upon all or any part of the Collateral shall be applied in the following order of priorities irrespective of the application of any rule of law or the defect or impairment of any Loan Document, Subordinate Loan Document or security interest, lien or assignment thereunder:

     first, to the payment of interest and all costs and expenses of Lender (including, without limitation, the reasonable fees and expenses of legal counsel and other agents) incurred in connection with the collection of such proceeds or the protection of the rights and interests of Lender therein;

     second, to the payment in full in cash of all Senior Debt in such order as Lender shall determine in its sole discretion;

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     third,    to the payment of all interest and costs and expenses of
               Subordinating Creditor (including, without limitation, the reasonable fees and expenses of legal counsel and other agents) incurred in connection with the collection of such proceeds or the protection of the rights and interests of Subordinating Creditor therein;

     fourth, to the payment in full of all Subordinated Claims in such order as Subordinating Creditor shall determine in its sole discretion; and

     finally, to the payment of any surplus then remaining to the owner of the Collateral or its successors or assigns or as a court of competent jurisdiction may direct.

     Subordinating Creditor hereby consents to the collection, sale or other disposition of the Collateral by the Lender free of any security interest, lien, claim, attachment or right of the Subordinating Creditor or, if Lender requests, by Borrower or its successor, including a trustee in bankruptcy, provided that the proceeds shall first be used to repay the Senior Debt in full in cash, and then to repay the Subordinated Claims and provided further, that the respective security interests of the Lender and Subordinating Creditor shall continue in the proceeds of any such sale or in any replacement collateral, which proceeds shall be distributed in accordance with the provisions of this Agreement. Subordinating Creditor agrees to take such action as Lender may request to facilitate such collection, sale or disposition, including, without limitation, the release of its lien or security interest and the termination of financing statements, attachments and the like with respect to the Collateral. Subordinating Creditor hereby consents to any and all dispositions of the Collateral now or hereafter made by Lender upon Borrower's default or demand by the Lender as to any Senior Debt (including without limitation the compromise of any accounts or claims of Borrower). Notwithstanding anything to the contrary contained in this Agreement or in the Lender Documents or the Subordinate Loan Documents, Lender and Subordinating Creditor agree that in the event Borrower requests permission to sell, transfer or dispose of any Collateral and Lender approves such a request, the Subordinating Creditor will consent to the sale of such Collateral, release any lien or security interest held by it therein, and terminate any financing statements, attachments and the like provided that the proceeds of such Collateral are used to pay Senior Debt and that, following the full, final and indefeasible payment in cash of the Senior Debt, any excess proceeds are used to pay Subordinated Claims. Lender shall use reasonable efforts to provide Subordinating Creditor with notice of its intent to take any actions described in this paragraph but the failure for any reason whatsoever of Lender to so provide shall not affect the rights, duties and obligations of Lender or Subordinating Creditor under, or be deemed to be a breach or default under this Agreement, nor shall such failure give Subordinating Creditor the right to challenge such action, or the distribution of proceeds thereof, for any reason whatsoever.

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     10.  LIMITATIONS ON SALE AND AMOUNT OF SUBORDINATED CLAIMS.  Subordinating
          -----------------------------------------------------
Creditor will not sell or otherwise dispose (except in the case of the death of a Subordinating Creditor, in which event the estate of that Subordinating Creditor shall succeed to the rights and obligations of such Subordinating Creditor hereunder and the second sentence of this paragraph 10 shall not apply) of any of the Subordinated Claims or any of the Subordinated Documents except in accordance with this Section 10 or with the prior written consent of Lender. Each Subordinating Creditor shall give Lender at least thirty (30) days prior written notice of any such proposed transfer stating the identity of the buyer or other transferee and providing such other information as Lender shall reasonably require. No such sale, transfer or other disposal shall be valid or binding upon Lender unless the transferee agrees in writing in form and substance satisfactory in all respects to Lender to be bound by the terms and conditions of and subject to the obligations contained in this Agreement.

     11.  NOTICES.  All notices which are required and may be given pursuant to
          -------
the terms of this Agreement shall be in writing and shall be sufficient and effective in all respects if telecopied or given in writing and delivered or mailed by registered or certified mail, postage prepaid as follows:

     1. If to the Lender:          People's Bank
                                   850 Main Street
                                   Bridgeport, CT 06604-4913
                                   Attn: Peter Coates, Vice President
                                   Telecopy No.: (203) 338-2639

          with a copy to:          Pepe & Hazard LLP
                                   Goodwin Square
                                   Hartford, CT 06103-4302
                                   Attn: James C. Schulwolf, Esq.
                                   Telecopy No.: (860) 522-2796

     2. If to the Borrower:        Star Struck, Inc.
                                   8 Francis J. Clarke Circle
                                   P.O. Box 308
                                   Bethel, CT 06801-0308
                                   Attn: Kenneth Karlan, President
                                   Telecopy No.: (800) 962-8345

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          with a copy to:          Schoeman, Updike & Kaufman, LLP
                                   60 East 42nd Street
                                   New York, NY 10165
                                   Attn: Michael E. Schoeman, Esq.
                                   Telecopy No.: (212) 687-2123

     3. If to Kenneth Karlan       c/o Star Struck, Inc.
        or Marilyn Karlan:         8 Francis J. Clarke Circle
                                   P.O. Box 308
                                   Bethel, CT 06801-0308
                                   Telecopy No.: (800) 962-8345

     4. If to Peter Nisselson:     c/o Star Struck, Ltd.
                                   1865 Palmer Avenue
                                   Larchmont, NY 10538

     Notices shall be deemed given and effective upon the earlier to occur of
(i) the third (3rd) day following deposit thereof in the U.S. mail, or (ii) receipt by the party to whom such notice is directed.

     12.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN
          -------------
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CONNECTICUT.

     13.  MISCELLANEOUS.  Until the Senior Debt has been finally and irrevocably
          -------------
paid in full in cash, Subordinating Creditors shall not have any right of subrogation, reimbursement or indemnity whatsoever. Each Subordinating Creditor waives any and all rights with respect to marshalling and consents to the granting to Lender by Borrower, to secure the payment and performance of any Senior Debt, of any security interest in any amounts due or to become due and payable or other claims against such Subordinating Creditor or Borrower under or in respect of the Subordinated Note. Lender may, in its sole and absolute discretion, waive any provisions of this Agreement benefiting Lender; provided, however, that such waiver shall be effective only if in writing and delivered to each other party hereto. This Agreement shall be binding upon the successors and assigns of Subordinating Creditors and Borrower and inure to the benefit of Lender and its respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument.

                                      -8-
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   LENDER:

                                   PEOPLE'S BANK


                                   By:____________________________________
                                         Name:  Peter Coates
                                         Title: Vice President

                                   SUBORDINATING CREDITORS:


                                   _______________________________________
                                   Kenneth Karlan


                                   _______________________________________
                                   Marilyn Karlan


                                   _______________________________________
                                   Peter Nisselson

                                   BORROWER:

                                   STAR STRUCK, INC.


                                   By:____________________________________
                                         Name:  Kenneth Karlan
                                         Title: President


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